Exhibit 99.1

Revelyst Announces Completion of Transaction with Strategic Value Partners

SVP’s Acquisition of Revelyst is Expected to Accelerate Growth and Innovation Across Portfolio

PROVIDENCE, R.I., and GREENWICH, Conn. — Revelyst, a collective of world-class maker brands that design and manufacture performance gear and precision technologies, and Strategic Value Partners, LLC (together with its affiliates, “SVP”), a global alternative investment firm with approximately $19 billion of assets under management, today announced that SVP-managed funds have completed their previously announced acquisition of Revelyst in an all-cash transaction based on an enterprise value of $1.125 billion (the “SVP Transaction”).

“We are pleased to complete the transaction with SVP, which provides us with expanded resources to accelerate our GEAR Up transformation, advance our innovation efforts and grow our iconic brands,” said Revelyst CEO Eric Nyman. “We look forward to working with SVP and continue delivering top-tier products to customers while further building our market-leading position in the outdoor recreation industry.”

“We are excited to partner with Eric and the rest of the Revelyst team to drive growth across the company’s diverse, category-defining brands and capture the immense opportunities ahead,” said David Geenberg, Head of North American Corporate Investments at SVP. “We are strong believers in the strength of the Revelyst portfolio, along with the significant work underway to enhance the company’s platform and operations and drive innovation for customers. We will apply our operating resources and network to help unlock the full potential of Revelyst and propel it to new heights.”

Under the terms of the merger agreement for the SVP Transaction, Revelyst stockholders will receive $20.12 in cash for each share of Revelyst common stock they hold. With the completion of the SVP Transaction, Revelyst common stock has ceased trading on the New York Stock Exchange.

Morgan Stanley & Co. LLC acted as sole financial adviser to Revelyst, and Cravath, Swaine & Moore LLP acted as legal adviser to Revelyst. Moelis & Company LLC acted as sole financial adviser to the independent directors of Revelyst, and Gibson, Dunn & Crutcher LLP acted as legal adviser to the independent directors of Revelyst.

Goldman Sachs & Co. LLC acted as sole financial adviser to SVP, and Paul, Weiss, Rifkind, Wharton & Garrison LLP provided legal counsel. Houlihan Lokey assisted Revelyst and SVP in arranging the financing.

About Revelyst
Revelyst is a collective of world-class maker brands that design and manufacture performance gear and precision technologies. Our category-defining brands leverage meticulous craftsmanship and cross-collaboration to pursue new innovations that redefine what is humanly possible in the outdoors. Portfolio brands include Foresight Sports, Bushnell Golf, Fox, Bell, Giro, CamelBak, Bushnell, Simms Fishing and more. For more information, visit our website at www.revelyst.com.

About SVP
SVP is a global alternative investment firm that focuses on special situations, private equity, opportunistic credit and financing opportunities. The firm uses a combination of sourcing, financial and operational expertise to unlock value in its portfolio companies. Today SVP manages approximately $19 billion in assets under management, and since inception, has invested more than $50 billion of capital, including more than $18 billion in Europe. The firm, established by Victor Khosla in 2001, has over 200 employees, including more than 100 investment professionals, across its main offices in Greenwich (CT) and London, and a presence in Tokyo. Learn more at www.svpglobal.com.

Forward Looking Statements

Some of the statements made and information contained in this press release, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: Revelyst Inc.’s (“Revelyst”, “we”, “us” or “our”) plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Revelyst; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995.

Numerous risks, uncertainties and other factors could cause our actual results to differ materially from the expectations described in such forward-looking statements, including the following: our ability to successfully implement the acquisition component of Revelyst’s strategic leverage strategy, particularly if Revelyst is unable to raise the capital necessary to finance acquisitions; supplier capacity constraints, supplier production disruptions, supplier quality issues; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; the impacts of climate change on our supply chain, product costs and consumer behavior; reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; impairment related to our goodwill and intangible assets could negatively impact our results of operations and parent company equity; disruption in the service or significant increase in the cost of our primary delivery and shipping services for our products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; our ability to take advantage of growth opportunities in international and commercial markets; our ability to obtain and maintain licenses to third-party technology; our ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with our sales to significant retailers and distributors, including unexpected cancellations, delays, changes to purchase orders; insolvency or credit problems; our competitive environment; risk associated with retailer or distributor insolvency, credit problems or other financial difficulties; our ability to adapt our products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; our ability to expand our e-commerce business; our ability to maintain and enhance brand recognition and reputation; others’ use of social media to disseminate negative commentary about us, our products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; our ability to comply with extensive federal, state and international laws, rules and regulations and any changes thereto, including the expectations with respect to climate change and other Environmental, Social and Governance matters and the additional cost associated therewith; risks associated with cybersecurity and other industrial and physical security threats; failure to comply with data privacy and security laws and regulations; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and our markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the conflict in the Gaza strip, the COVID-19 pandemic or another pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers; and risks relating to the market for Revelyst common stock.

You are cautioned not to place undue reliance on any forward-looking statements we make, which are based only on information currently available to us and speak only as of the date hereof. A more detailed description of risk factors that may affect our operating results can be found in Part 1, Item 1A, Risk Factors, of our Annual Report on Form 10-K for fiscal year 2024, and in the filings we make with the SEC from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law.

Revelyst Contacts

Investor Contact:
Tyler Lindwall
Phone: 612-704-0147
Email: investor.relations@revelyst.com

Media Contact:
Eric Smith
Phone: 720-772-0877
Email: media.relations@revelyst.com

SVP Contact
Todd Fogarty
Kekst CNC
Phone: 917-992-1170
Email: todd.fogarty@kekstcnc.com